Exhibit 24

Power of Attorney

Each of the undersigned, being a director or officer, or both, of Schlumberger Limited, a Curaçao corporation (the “Guarantor”), hereby constitutes and appoints Howard Guild, Alexander C. Juden or Saul R. Laureles, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, resubstitution and revocation and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities: (i) to sign this Registration Statement under the Securities Act of 1933, as amended, on Form S-3, any amendments thereto, and all post-effective amendments and supplements to this Registration Statement for the registration of Schlumberger Finance Canada Ltd.’s debt securities and the Guarantor’s guarantees thereof; and (ii) to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements will comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in any number of counterparts, each of which will constitute an original and all of which, taken together, will constitute one Power of Attorney.

Date: August 11, 2020

/s/ Patrick de La Chevardière	/s/ Mark G. Papa
Patrick de La Chevardière Director	Mark G. Papa Director

/s/ Miguel Galuccio	/s/ Leo Rafael Reif
Miguel Galuccio Director	Leo Rafael Reif Director

/s/ Olivier Le Peuch	/s/ Henri Seydoux
Olivier Le Peuch Chief Executive Officer and Director	Henri Seydoux Director

/s/ Tatiana Mitrova	/s/ Jeff W. Sheets
Tatiana Mitrova Director	Jeff W. Sheets Director

/s/ Lubna S. Olayan
Lubna S. Olayan Director

Power of Attorney

Each of the undersigned, being a director or officer, or both, of Schlumberger Finance Canada Ltd., an Alberta corporation (the “Company”), hereby constitutes and appoints Saul R. Laureles, Tatyana A. Lambert, or Tatum Woywitka, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, resubstitution and revocation and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities: (i) to sign this Registration Statement under the Securities Act of 1933, as amended, on Form S-3, any amendments thereto, and all post-effective amendments and supplements to this Registration Statement for the registration of the Company’s debt securities and Schlumberger Limited’s guarantees thereof; and (ii) to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements will comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in any number of counterparts, each of which will constitute an original and all of which, taken together, will constitute one Power of Attorney.

Date: August 24, 2020

Signature	Title

/s/ Patrick Delisle	Director
(Patrick Delisle)

/s/ Tatyana A. Lambert	Director
(Tatyana A. Lambert)

/s/ Mark O’Byrne	Director
(Mark O’Byrne)